UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) September 29, 2010
Chrysler Financial Auto Securitization Trust 2010-A
(Exact name of Issuing Entity as specified in its charter)
Chrysler Financial Services Americas LLC
(Exact name of Sponsor and Depositor as specified in its charter)

State of Delaware	333-163025-01	68-0651984

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o U.S. Bank Trust National Association, as owner trustee, 300 Delaware Avenue, 9th Floor, Wilmington, Delaware	19801

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (302) 622-8163

(Former name or former address, if changed since last report.)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 — Other Events
Item 8.01. Other Events.
     In connection with the issuance on September 29, 2010 by Chrysler Financial Auto Securitization Trust 2010-A (the “Issuing Entity”) of $1,312,000,000 Asset Backed Notes offered pursuant to the Prospectus dated September 20, 2010 and the Prospectus Supplement dated September 24, 2010, the Issuing Entity and Chrysler Financial Services Americas LLC (“CFSA”) entered into the agreements listed below in Item 9.01 which are annexed hereto as exhibits to this Current Report on Form 8-K.
Section 9 — Financial Statements and Exhibits
Item 9.01. Financial Statements and Exhibits.
(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits:
4.1	Indenture, dated as of September 29, 2010, between the Issuing Entity and Wells Fargo Bank, National Association, as indenture trustee (the “Indenture Trustee”).

4.2	Amended and Restated Trust Agreement, dated as of September 29, 2010, between CFSA and U.S. Bank Trust National Association, as owner trustee (the “Owner Trustee”).

10.1	Sale and Servicing Agreement, dated as of September 29, 2010, among CFSA, the Issuing Entity and Wells Fargo Bank, National Association, as backup servicer (the “Backup Servicer”).

99.1	Administration Agreement, dated as of September 29, 2010, among the Issuing Entity, CFSA and the Indenture Trustee.

99.2	Purchase Agreement, dated as of September 29, 2010, between CFSA and Chrysler Residual Holdco LLC.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHRYSLER FINANCIAL SERVICES AMERICAS LLC, as Depositor
By:	/s/ Q. Gwynn Lam
Q. Gwynn Lam
Assistant Secretary

Date: September 29, 2010

EXHIBIT INDEX

Exhibit No.	Description

4.1	Indenture, dated as of September 29, 2010, between the Issuing Entity and Wells Fargo Bank, National Association, as indenture trustee (the “Indenture Trustee”).

4.2	Amended and Restated Trust Agreement, dated as of September 29, 2010, between CFSA and U.S. Bank Trust National Association, as owner trustee (the “Owner Trustee”).

10.1	Sale and Servicing Agreement, dated as of September 29, 2010, among CFSA, the Issuing Entity and Wells Fargo Bank, National Association, as backup servicer (the “Backup Servicer”).

99.1	Administration Agreement, dated as of September 29, 2010, among the Issuing Entity, CFSA and the Indenture Trustee.

99.2	Purchase Agreement, dated as of September 29, 2010, between CFSA and Chrysler Residual Holdco LLC.

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